UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

BlossomHill Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43435	85-1578711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10255 Science Center Drive

Suite 200

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 732-3880

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BLSM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

In connection with the closing of the initial public offering (the “IPO”) of shares of common stock of BlossomHill Therapeutics, Inc. (the “Company”) on August 10, 2026, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The Company’s board of directors (the “Board”) and stockholders previously approved the Restated Certificate to be effective as of immediately prior to the closing of the IPO.

Amendment and Restatement of Bylaws

Effective as of August 10, 2026, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Board and stockholders previously approved the Restated Bylaws to be effective immediately prior to the closing of the IPO.

The foregoing descriptions of the Restated Certificate and Restated Bylaws are qualified in their entirety by reference to the full text of the Restated Certificate and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On August 10, 2026, the Company completed its IPO of an aggregate of 9,375,000 shares of common stock at a price to the public of $16.00 per share. The aggregate gross proceeds from the IPO, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, were approximately $150.0 million.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of BlossomHill Therapeutics, Inc.

3.2	Amended and Restated Bylaws of BlossomHill Therapeutics, Inc. (incorporated herein by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-297512), filed with the Commission on July 17, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlossomHill Therapeutics, Inc.

By:	/s/ J. Jean Cui, Ph.D.
J. Jean Cui, Ph.D.
President and Chief Executive Officer

Dated: August 10, 2026